UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

April 3, 2006

ASTRO-MED, INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER                0-13200

RHODE ISLAND		05-0318215
(STATE OR OTHER JURISDICTION OF	(IRS EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)	NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.01. Regulation FD Disclosure

On April 3, 2006, Astro-Med, Inc. (the “Company”) announced that Albert W. Ondis, Chairman and Chief Executive Officer of the Company, and Joseph P. O’Connell, Vice President and Chief Financial Officer of the Company, will present the Registrant’s strategy for sustained growth and increased profitability at a meeting of the Providence Society of Financial Analysts being held at the Hope Club in Providence, Rhode Island on Tuesday, April 4 at 12:00 Noon EDT. The presentation will be posted on the Company’s website, in the Investor Relations section. A copy of the Company’s press release regarding the above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit
Exhibit no.	Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: April 3, 2006	ASTRO-MED, INC.

By: /s/ Joseph P. O’Connell

Joseph P. O’Connell

Vice President, Treasurer and Chief Financial Officer